UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

  _____________________

FORM 8-K

 _____________________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

September 16, 2011	000-51254
Date of Report (Date of earliest event reported)	Commission File Number

PARKS! AMERICA, INC.

 (Exact name of registrant as specified in its charter)

Nevada	91-0626756
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

1300 Oak Grove Road Pine Mountain, GA 31822
(Address of Principal Executive Offices) (Zip Code)

(706) 663-8744
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      .  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      .  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      .  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      .  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.              Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 16, 2011, the Board of Directors of Parks! America, Inc. (the “Company”) approved a change in the Company’s fiscal year end from December 31 to September 30, to align its fiscal periods more closely with the seasonality of its business. The Company will continue fiscal and quarterly reporting using a 52/53 week fiscal year and the fiscal year shall end on the Sunday that falls closest to September 30. As a result of this change, the fiscal year 2011 will end on October 2, 2011 (the “2011 Year-End”). The Company expects to file a transition report on Form 10-K for the period from December 27, 2010 to October 2, 2011 within 90 days of the 2011 Year-End.

Item 9.01

Financial Statements and Exhibits

(a)         Financial Statements of Business Acquired.

Not applicable.

(b)         Pro Forma Financial Information.

Not applicable.

(c)         Shell Company Transaction.

Not applicable.

(d)         Exhibits.

Not Applicable

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

September 20, 2011

PARKS! AMERICA, INC.

By:

 /s/ Dale Van Voorhis

Name:

 Dale Van Voorhis

 Chief Executive Officer